EXHIBIT 32.1

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of American Defense Systems, Inc. (the “Company”) for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Anthony J. Piscitelli, Chief Executive Officer and President of the Company and Gary Sidorsky, Chief Financial Officer of the Company, certify: pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2010

/s/ Anthony J. Piscitelli
Anthony J. Piscitelli
President and Chief Executive Officer

/s/ Gary Sidorsky
Gary Sidorsky
Chief Financial Officer